SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Nature of Operations
Nature of Operations.   We collect, organize and manage various types of financial, demographic, employment and marketing information. Our products and services enable businesses to make credit and service decisions, manage their portfolio risk, automate or outsource certain payroll-related, tax and human resources business processes, and develop marketing strategies concerning consumers and commercial enterprises. We serve customers across a wide range of industries, including the financial services, mortgage, retail, telecommunications, utilities, automotive, brokerage, healthcare and insurance industries, as well as government agencies. We also enable consumers to manage and protect their financial health through a portfolio of products offered directly to consumers. As of December 31, 2012, we operated in the following countries: Argentina, Canada, Chile, Costa Rica, Ecuador, El Salvador, Honduras, Paraguay, Peru, Portugal, Spain, the United Kingdom, or U.K., Uruguay, and the United States of America, or U.S. We also maintain support operations in the Republic of Ireland. We have an investment in a consumer and commercial credit information company in Brazil and offer consumer credit services in India and Russia through joint ventures.

We develop, maintain and enhance secured proprietary information databases through the compilation of actual consumer data, including credit, employment, asset, liquidity, net worth and spending activity, and business data, including credit and business demographics, that we obtain from a variety of sources, such as credit granting institutions, public record information (including bankruptcies, liens and judgments), income and tax information primarily from large to mid-sized companies in the U.S., and survey-based marketing information. We process this information utilizing our proprietary information management systems.

Basis of Consolidation
Basis of Consolidation.   Our Consolidated Financial Statements and the accompanying notes, which are prepared in accordance with U.S. generally accepted accounting principles, or GAAP, include Equifax and all its subsidiaries. We consolidate all majority-owned and controlled subsidiaries as well as variable interest entities in which we are the primary beneficiary. Other parties’ interests in consolidated entities are reported as noncontrolling interests. We use the equity method of accounting for investments in which we are able to exercise significant influence and use the cost method for all other investments. All significant intercompany transactions and balances are eliminated.

Our Consolidated Financial Statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the periods presented therein. Certain prior year amounts have been reclassified to conform to current year presentation, including the results of businesses sold in the first quarter of 2013 that have been reclassified as a discontinued operation, which is more fully described in Note 14.

Segments

Segments.   We manage our business and report our financial results through the following five reportable segments, which are the same as operating segments:

•	U.S. Consumer Information Solutions, or USCIS

•	International

•	Workforce Solutions

•	North America Personal Solutions

•	North America Commercial Solutions

USCIS is our largest reportable segment, with 42% of total operating revenue for 2012. Our most significant foreign operations are located in Canada and the U.K.

Use of Estimates
Use of Estimates.   The preparation of our Consolidated Financial Statements requires us to make estimates and assumptions in accordance with GAAP. Accordingly, we make these estimates and assumptions after exercising judgment. We believe that the estimates and assumptions inherent in our Consolidated Financial Statements are reasonable, based upon information available to us at the time they are made including the consideration of events that have occurred up until the point these Consolidated Financial Statements have been filed. These estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from these estimates.

Revenue Recognition and Deferred Revenue
Revenue Recognition and Deferred Revenue.   Revenue is recognized when persuasive evidence of an arrangement exists, collectibility of arrangement consideration is reasonably assured, the arrangement fees are fixed or determinable and delivery of the product or service has been completed. A significant portion of our revenue is derived from the provision of information services to our customers on a transaction basis, in which case revenue is recognized, assuming all other revenue recognition criteria are met, when the services are provided. A smaller portion of our revenues relates to subscription-based contracts under which a customer pays a preset fee for a predetermined or unlimited number of transactions or services provided during the subscription period, generally one year. Revenue related to subscription-based contracts having a preset number of transactions is recognized as the services are provided, using an effective transaction rate as the actual transactions are completed. Any remaining revenue related to unfulfilled units is not recognized until the end of the related contract’s subscription period. Revenue related to subscription-based contracts having an unlimited volume is recognized ratably during the contract term. Revenue is recorded net of sales taxes.

If at the outset of an arrangement, we determine that collectibility is not reasonably assured, revenue is deferred until the earlier of when collectibility becomes probable or the receipt of payment. If there is uncertainty as to the customer’s acceptance of our deliverables, revenue is not recognized until the earlier of receipt of customer acceptance or expiration of the acceptance period. If at the outset of an arrangement, we determine that the arrangement fee is not fixed or determinable, revenue is deferred until the arrangement fee becomes fixed or determinable, assuming all other revenue recognition criteria have been met.

The determination of certain of our tax management services revenue requires the use of estimates, principally related to transaction volumes in instances where these volumes are reported to us by our clients on a monthly basis in arrears. In these instances, we estimate transaction volumes based on average actual volumes reported in the past. Differences between our estimates and actual final volumes reported are recorded in the period in which actual volumes are reported. We have not experienced significant variances between our estimates and actual reported volumes in the past. We monitor actual volumes to ensure that we will continue to make reasonable estimates in the future. If we determine that we are unable to make reasonable future estimates, revenue may be deferred until actual customer data is obtained. Also within our Workforce Solutions operating segment, the fees for certain of our tax credits and incentives revenue are based on a portion of the credit delivered to our clients. Revenue for these arrangements is recognized based on the achievement of milestones, upon calculation of the credit, or when the credit is utilized by our client, depending on the provisions of the client contract.

We have certain offerings that are sold as multiple element arrangements. The multiple elements may include consumer or commercial information, file updates for certain solutions, services provided by our decisioning technologies personnel, training services, statistical models and other services. To account for each of these elements separately, the delivered elements must have stand-alone value to our customer. For certain customer contracts, the total arrangement fee is allocated to the undelivered elements. If we are unable to unbundle the arrangement into separate units of accounting, we apply one of the accounting policies described above. This may lead to the arrangement consideration being recognized as the final contract element is delivered to our customer or ratably over the contract.

Many of our multiple element arrangements involve the delivery of services generated by a combination of services provided by one or more of our operating segments. No individual information service impacts the value or usage of other information services included in an arrangement and each service can be sold alone or, in most cases, purchased from another vendor without affecting the quality of use or value to the customer of the other information services included in the arrangement. Some of our products require the development of interfaces or platforms by our decisioning technologies personnel that allow our customers to interact with our proprietary information databases. These development services do not meet the requirement for having stand-alone value, thus any related development fees are deferred when billed and are recognized over the expected period that the customer will benefit from the related decisioning technologies service. Revenue from the provision of statistical models is recognized as the service is provided and accepted, assuming all other revenue recognition criteria are met. The direct costs of set up of a customer are capitalized and amortized as a cost of service during the term of the related customer contract.

We have some multiple element arrangements that include software.  We recognize the elements for which we have established vendor specific objective evidence at fair value upon delivery, in accordance with the applicable guidance.

We record revenue on a net basis for those sales in which we have in substance acted as an agent or broker in the transaction.

Deferred revenue consists of amounts billed in excess of revenue recognized on sales of our information services relating generally to the deferral of subscription fees and arrangement consideration from elements not meeting the criteria for having stand-alone value discussed above. Deferred revenues are subsequently recognized as revenue in accordance with our revenue recognition policies.

Cost of Services
Cost of Services.   Cost of services consist primarily of (1) data acquisition and royalty fees; (2) customer service costs, which include: personnel costs to collect, maintain and update our proprietary databases, to develop and maintain software application platforms and to provide consumer and customer call center support; (3) hardware and software expense associated with transaction processing systems; (4) telecommunication and computer network expense; and (5) occupancy costs associated with facilities where these functions are performed by Equifax employees.

Selling, General and Administrative Expenses
Selling, General and Administrative Expenses.   Selling, general and administrative expenses consist primarily of personnel-related costs, restructuring costs, corporate costs, fees for professional and consulting services, advertising costs, and other costs of administration.

Advertising	Advertising. Advertising costs from continuing operations, which are expensed as incurred, totaled $48.7 million, $42.0 million and $32.6 million during 2012, 2011 and 2010, respectively.
Stock-Based Compensation
Stock-Based Compensation.   We recognize the cost of stock-based payment transactions in the financial statements over the period services are rendered according to the fair value of the stock-based awards issued. All of our stock-based awards, which are stock options and nonvested stock, are classified as equity instruments.

Income Taxes
Income Taxes.   We account for income taxes under the liability method. Deferred income tax assets and liabilities are determined based on the estimated future tax effects of temporary differences between the financial statement and tax bases of assets and liabilities, as measured by current enacted tax rates. We assess whether it is more likely than not that we will generate sufficient taxable income to realize our deferred tax assets. We record a valuation allowance, as necessary, to reduce our deferred tax assets to the amount of future tax benefit that we estimate is more likely than not to be realized.

We record tax benefits for positions that we believe are more likely than not of being sustained under audit examinations. We assess the potential outcome of such examinations to determine the adequacy of our income tax accruals. We recognize interest and penalties accrued related to unrecognized tax benefits in the provision for income taxes on our Consolidated Statements of Income. We adjust our income tax provision during the period in which we determine that the actual results of the examinations may differ from our estimates or when statutory terms expire. Changes in tax laws and rates are reflected in our income tax provision in the period in which they occur.

Earnings Per Share

Earnings Per Share.   Our basic earnings per share, or EPS, is calculated as net income divided by the weighted-average number of common shares outstanding during the reporting period. Diluted EPS is calculated to reflect the potential dilution that would occur if stock options or other contracts to issue common stock were exercised and resulted in additional common shares outstanding. The net income amounts used in both our basic and diluted EPS calculations are the same. A reconciliation of the weighted-average outstanding shares used in the two calculations is as follows:

	Twelve Months Ended December 31,
	2012	2011	2010
	(In millions)
Weighted-average shares outstanding (basic)	119.9	121.9	124.8
Effect of dilutive securities:
Stock options and restricted stock units	2.6	1.8	1.7
Weighted-average shares outstanding (diluted)	122.5	123.7	126.5

For the twelve months ended December 31, 2012, 2011 and 2010, 0.1 million, 2.3 million and 3.3 million stock options, respectively, were anti-dilutive and therefore excluded from this calculation.

Cash Equivalents	Cash Equivalents. We consider all highly-liquid investments with an original maturity of three months or less to be cash equivalents.
Trade Accounts Receivable and Allowance for Doubtful Accounts
Trade Accounts Receivable and Allowance for Doubtful Accounts.   We do not recognize interest income on our trade accounts receivable. Additionally, we generally do not require collateral from our customers related to our trade accounts receivable.

The allowance for doubtful accounts for estimated losses on trade accounts receivable is based on historical write-off experience, an analysis of the aging of outstanding receivables, customer payment patterns and the establishment of specific reserves for customers in an adverse financial condition. We reassess the adequacy of the allowance for doubtful accounts each reporting period. Increases to the allowance for doubtful accounts are recorded as bad debt expense, which are included in selling, general and administrative expenses on the accompanying Consolidated Statements of Income. Bad debt expense from continuing operations was $2.1 million, $2.7 million and $0.7 million during the twelve months ended December 31, 2012, 2011, and 2010, respectively.

Long-Lived Assets
Long-Lived Assets.   Property and equipment are stated at cost less accumulated depreciation and amortization. The cost of additions is capitalized. Property and equipment are depreciated on a straight-line basis over the assets’ estimated useful lives, which are generallythree to ten years for data processing equipment and capitalized internal-use software and systems costs. Leasehold improvements are depreciated over the shorter of their estimated useful lives or lease terms that are reasonably assured. Buildings are depreciated over a forty-year period. Other fixed assets are depreciated over three to seven years. Upon sale or retirement of an asset, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized and included in income from operations on the Consolidated Statements of Income, with the classification of any gain or loss dependent on the characteristics of the asset sold or retired.

Certain internal-use software and system development costs are capitalized. Accordingly, the specifically identified costs incurred to develop or obtain software, which is intended for internal use are not capitalized until the determination is made as to the availability of a technically feasible solution to solve the predefined user and operating performance requirements as established during the preliminary stage of an internal-use software development project. Costs incurred during a software development project’s preliminary stage and post-implementation stage are expensed as incurred. Application development activities that are eligible for capitalization include software design and configuration, development of interfaces, coding, testing, and installation. Capitalized internal-use software and systems costs are subsequently amortized on a straight-line basis over a three- to ten-year period after project completion and when the related software or system is ready for its intended use.

Depreciation and amortization expense from continuing operations related to property and equipment was $73.9 million, $73.1 million and $70.8 million during the twelve months ended December 31, 2012, 2011, and 2010, respectively.

Industrial Revenue Bonds.   Pursuant to the terms of certain industrial revenue bonds, we have transferred title to certain of our fixed assets with total costs of $88.4 million and $65.3 million as of December 31, 2012 and 2011, respectively, to a local governmental authority in the U.S. to receive a property tax abatement related to economic development. The title to these assets will revert back to us upon retirement or cancellation of the applicable bonds. These fixed assets are still recognized in the Company’s Consolidated Balance Sheets as all risks and rewards remain with the Company.

Impairment of Long-Lived Assets.   We monitor the status of our long-lived assets in order to determine if conditions exist or events and circumstances indicate that an asset group may be impaired in that its carrying amount may not be recoverable. Significant factors that are considered that could be indicative of an impairment include: changes in business strategy, market conditions or the manner in which an asset group is used; underperformance relative to historical or expected future operating results; and negative industry or economic trends. If potential indicators of impairment exist, we estimate recoverability based on the asset group’s ability to generate cash flows greater than the carrying value of the asset group. We estimate the undiscounted future cash flows arising from the use and eventual disposition of the related long-lived asset group. If the carrying value of the long-lived asset group exceeds the estimated future undiscounted cash flows, an impairment loss is recorded based on the amount by which the asset group’s carrying amount exceeds its fair value. We utilize estimates of discounted future cash flows to determine the asset group’s fair value. We did not record any impairment losses in any of the periods presented.

Goodwill and Indefinite-Lived Intangible Assets
Goodwill and Indefinite-Lived Intangible Assets.   Goodwill represents the cost in excess of the fair value of the net assets of acquired businesses. Goodwill is not amortized. We are required to test goodwill for impairment at the reporting unit level on an annual basis and on an interim basis if an event occurs or circumstances change that would reduce the fair value of a reporting unit below its carrying value. We perform our annual goodwill impairment test as of September 30 each year.

In September 2011, the FASB issued Accounting Standards Update, Intangibles – Goodwill and Other (Topic 350):Testing Goodwill for Impairment (the revised standard). The revised standard is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. For reporting units that we determine meet these criteria, we perform a qualitative assessment. In this qualitative assessment, we consider the following items for each of the reporting units: macroeconomic conditions, industry and market conditions, overall financial performance and other entity specific events. In addition, for each of these reporting units, the most recent fair value determination results in an amount that significantly exceeds the carrying amount of the reporting units. Based on these assessments, we determine whether the likelihood that a current fair value determination would be less than the current carrying amount of the reporting unit is not more likely than not. If it is determined it is not more likely than not, no further testing is required. If further testing is required, we continue with the quantitative impairment test.

In analyzing goodwill for potential impairment in the quantitative impairment test, we use a combination of the income and market approaches to estimate the reporting unit’s fair value. Under the income approach, we calculate the fair value of a reporting unit based on estimated future discounted cash flows. The assumptions we use are based on what we believe a hypothetical marketplace participant would use in estimating fair value. Under the market approach, we estimate the fair value based on market multiples of revenue or earnings before interest, income taxes, depreciation and amortization for benchmark companies. If the fair value of a reporting unit exceeds its carrying value, then no further testing is required. However, if a reporting unit’s fair value were to be less than its carrying value, we would then determine the amount of the impairment charge, if any, which would be the amount that the carrying value of the reporting unit’s goodwill exceeded its implied value.

Contractual/territorial rights represent the estimated fair value of rights to operate in certain territories acquired through the purchase of independent credit reporting agencies in the U.S. and Canada. Our contractual/territorial rights are perpetual in nature and, therefore, the useful lives are considered indefinite. Indefinite-lived intangible assets are not amortized. We are required to test indefinite-lived intangible assets for impairment annually and whenever events and circumstances indicate that there may be an impairment of the asset value. Our annual impairment test date is September 30. We perform the impairment test for our indefinite-lived intangible assets by comparing the asset’s fair value to its carrying value. We estimate the fair value based on projected discounted future cash flows. An impairment charge is recognized if the asset’s estimated fair value is less than its carrying value.

We completed our annual impairment testing for goodwill and indefinite-lived intangible assets during the twelve months ended December 31, 2012, 2011, and 2010, and we determined that there was no impairment in any of these years.

Purchased Intangible Assets

Purchased Intangible Assets.   Purchased intangible assets represent the estimated fair value of acquired intangible assets used in our business. Purchased data files represent the estimated fair value of consumer credit files acquired primarily through the purchase of independent credit reporting agencies in the U.S. and Canada. We expense the cost of modifying and updating credit files in the period such costs are incurred. We amortize purchased data files, which primarily consist of acquired credit files, on a straight-line basis. Predominantly all of our other purchased intangible assets are also amortized on a straight-line basis.

Asset	Useful Life
(in years)
Purchased data files	2 to 15
Acquired software and technology	1 to 10
Non-compete agreements	1 to 10
Proprietary database	6 to 10
Customer relationships	2 to 25
Trade names	5 to 15

Other Assets
Other Assets.   Other assets on our Consolidated Balance Sheets primarily represents our investment in unconsolidated affiliates, interest rate swaps, assets related to life insurance policies covering certain officers of the Company, employee benefit trust assets and data purchases, net of related amortization.

Benefit Plans
Benefit Plans.   We sponsor various pension and defined contribution plans. We also maintain certain healthcare and life insurance benefit plans for eligible retired U.S. employees. Benefits under the pension and other postretirement benefit plans are generally based on age at retirement and years of service and for some pension plans, benefits are also based on the employee’s annual earnings. The net periodic cost of our pension and other postretirement plans is determined using several actuarial assumptions, the most significant of which are the discount rate and the expected return on plan assets. Our Consolidated Balance Sheets reflect the funded status of the pension and other postretirement plans.

Foreign Currency Translation
Foreign Currency Translation.   The functional currency of each of our foreign operating subsidiaries is that subsidiary’s local currency. We translate the assets and liabilities of foreign subsidiaries at the year-end rate of exchange and revenue and expenses at the monthly average rates during the year. We record the resulting translation adjustment in other comprehensive income, a component of shareholders’ equity. We also record gains and losses resulting from the translation of intercompany balances of a long-term investment nature in accumulated other comprehensive loss.

Financial Instruments
Financial Instruments.   Our financial instruments consist primarily of cash and cash equivalents, accounts and notes receivable, accounts payable and short and long-term debt. The carrying amounts of these items, other than long-term debt, approximate their fair market values due to the short-term nature of these instruments. The fair value of our fixed-rate debt is determined using Level 2 inputs such as quoted market prices for publicly traded instruments, and for non-publicly traded instruments through valuation techniques depending on the specific characteristics of the debt instrument, taking into account credit risk. As of December 31, 2012 and 2011, the fair value of our fixed-rate debt was $1.6 billion and $1.09 billion, respectively, compared to its carrying value of $1.5 billion and $0.97 billion, respectively, based on recent trading prices.

Derivatives and Hedging Activities
Derivatives and Hedging Activities.   Although derivative financial instruments are not utilized for speculative purposes or as the Company’s primary risk management tool, derivatives have been used as a risk management tool to hedge the Company’s exposure to changes in interest rates and foreign exchange rates. We have used interest rate swaps and interest rate lock agreements to manage interest rate risk associated with our fixed and floating-rate borrowings. Forward contracts on various foreign currencies have been used to manage the foreign currency exchange rate risk of certain firm commitments denominated in foreign currencies. We recognize all derivatives on the balance sheet at fair value. Derivative valuations reflect the value of the instrument including the value associated with any material counterparty risk.

Fair Value Hedges.   In conjunction with our fourth quarter 2009 sale of five-year Senior Notes, we entered into five-year interest rate swaps, designated as fair value hedges, which convert the debt’s fixed interest rate to a variable rate. These swaps involve the receipt of fixed rate amounts for floating interest rate payments over the life of the swaps without exchange of the underlying principal amount. Changes in the fair value of the interest rate swaps offset changes in the fair value of the fixed-rate Senior Notes they hedge due to changes in the designated benchmark interest rate and are recorded in interest expense. The full fair value of the interest rate swap is classified as a non-current asset or liability as the remaining maturity of the fixed-rate Senior Notes they hedge is more than twelve months.  There was no ineffectiveness on our fair value hedge that impacted current year earnings. The fair value of these interest rate swaps at December 31, 2012 and 2011 was $12.2 million and $14.8 million, respectively, recorded in other assets, net on our Consolidated Balance Sheets.

Cash Flow Hedges.   Changes in the fair value of highly effective derivatives designated as cash flow hedges are initially recorded in accumulated other comprehensive income and are reclassified into the line item in the Consolidated Statements of Income in which the hedged item is recorded in the same period the hedged item impacts earnings. Any ineffective portion is recorded in current period earnings.  We did not have any unsettled cash flow hedges outstanding as of December 31, 2012 or December 31, 2011.

Fair Value Measurements

Fair Value Measurements.   Fair value is determined based on the assumptions marketplace participants use in pricing the asset or liability. We use a three level fair value hierarchy to prioritize the inputs used in valuation techniques between observable inputs that reflect quoted prices in active markets, inputs other than quoted prices with observable market data and unobservable data (e.g., a company’s own data). The adoption of fair value guidance for nonfinancial assets and nonfinancial liabilities on January 1, 2009 did not have a material impact on our Consolidated Financial Statements.

The following table presents assets and liabilities measured at fair value on a recurring basis:

			Fair Value Measurements at Reporting Date Using:
Description		Fair Value at December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
		(In millions)
Assets and Liabilities:
Fair Value Interest Rate Swaps	(1)	$12.2	$-	$12.2	$-
Notes, due 2014	(1)	(287.2)	-	(287.2)	-
Deferred Compensation Plan	(2)	(16.8)	-	(16.8)	-
Total assets and liabilities		$(291.8)	$-	$(291.8)	$-

(1)
The fair value of our interest rate swaps, designated as fair value hedges, and notes are based on the present value of expected future cash flows using zero coupon rates and are classified within Level 2 of the fair value hierarchy.

(2)
We maintain deferred compensation plans that allow for certain management employees to defer the receipt of compensation (such as salary, incentive compensation and commissions) until a later date based on the terms of the plans. The liability representing benefits accrued for plan participants is valued at the quoted market prices of the participants’ investment elections.

Variable Interest Entities
Variable Interest Entities.   We hold interests in certain entities, including credit data and information solutions ventures, that are considered variable interest entities, or VIEs.  These variable interests relate to ownership interests that require financial support for these entities.  Our investments related to these VIEs totaled $13.5 million at December 31, 2012, representing our maximum exposure to loss.  These investments are classified in other assets, net on our Consolidated Balance Sheets.  We are not the primary beneficiary and are not required to consolidate any of these VIEs.

Recent Accounting Pronouncements
Recent Accounting Pronouncements.    Testing Goodwill for Impairment.   In September 2011, the FASB issued Accounting Standards Update, Intangibles – Goodwill and Other (Topic 350):Testing Goodwill for Impairment (the revised standard). The revised standard is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The revised standard was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  We implemented the new standard in our 2012 annual goodwill impairment testing, and it did not have a material effect on our financial condition or results of operations.

Comprehensive Income. In the first quarter of 2012, we adopted Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, which changed our financial statement presentation but did not have an effect on our financial condition or results of operations.

Testing Indefinite-Lived Intangible Assets for Impairment. In July 2012, the FASB issued Accounting Standards Update No. 2012-02, “Intangibles - Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment,” which allows a company the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test.  Under that option, a company would no longer be required to calculate the fair value of an indefinite-lived intangible asset unless the company determines, based on the qualitative assessment, that it is more likely than not that the fair value of the indefinite-lived intangible asset is less than its carrying amount.  This guidance is effective for annual and interim indefinite-lived intangible asset impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted. We will implement the new standard in our 2013 annual impairment testing.  This guidance is not expected to have a material effect on our financial condition or results of operations.

Other Comprehensive Income. In February 2013, the FASB issued Accounting Standards Update No. 2013-02, “Reporting of Amounts Reclassified Out of Other Comprehensive Income,” which requires public companies to present information about reclassification adjustments from accumulated other comprehensive income in their annual and interim financial statements in a single note or on the face of the financial statements. This standard is effective prospectively for annual and interim reporting periods beginning after December 15, 2012. This guidance is not expected to have a material effect on our financial condition or results of operations.